Exhibit 99.2

IMPORTANT SPECIAL MEETING INFORMATION 000004 ENDORSEMENT_LINE            SACKPACK MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 MMMMMMMMMMMMMMM C123456789 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext Electronic Voting Instructions You Available can vote 24 hours by In tern a day, et or 7 days telephone! a week! methods In stead of outlined mailing below your proxy, to vote you your may proxy. choose one of the two voting VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR. 11:59 Proxies p.m. submitted , Eastern by Daylight the Internet Time, on or telephone May 25, 2011. must be received by Vote by Internet • Log on to the Internet and go to www.envisionreports.com/RHBG • Follow the steps outlined on the secured website. Vote by telephone • Call toll free 1-800-652-VOTE (8 683) within the USA, US territories & Canada any time on a touch tone telephone. There is NO CHARGE to you for the call. • Follow the instructions provided by the recorded message. Using a black ink pen, mark your votes with an X as shown in X this example. Please do not write outside the designated areas. Special Meeting Proxy Card 1234 5678 9012 345 3 IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. 3 A Proposals — The Board of Directors has proposed and unanimously recommends a vote “FOR” the following proposals: For Against Abstain For Against Abstain 1. Proposal to adopt the Agreement and Plan of Merger, 2. Proposal to approve adjournments or postponements of the dated as of February 7, 2011, among Kindred Healthcare, RehabCare special meeting, if necessary or appropriate, to Inc., Kindred Healthcare Development, Inc. and permit further solicitation of proxies if there are not sufficient RehabCare Group, Inc . votes at the time of the RehabCare special meeting to adopt the merger agreement. B Non-Voting Items Change of Address — Please print new address below. Meeting Attendance Mark box to the right if you plan to attend the Special Meeting. C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. C 1234567890 J N T MR A SAMPLE (THIS ARE A IS SET UP TO ACCOMMODATE 140 CHARACTE RS ) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND 1 U P X 1 1 5 6 5 4 1 MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND + 01B86E

3 IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. 3 Proxy—RehabCare Group, Inc. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF REHABCARE GROUP, INC. The undersigned hereby nominates, constitutes and appoints John H. Short , Ph.D. and Patricia S. Wiliams (or such other person as is designated by the Board of Directors of RehabCare Group, Inc. (“ RehabCare”) (the “Proxies”), or either of them, with full power to act alone, true and lawfulattorney(s), with full power of substitution, for the undersigned and in the name, place and stead of the undersigned to vote as designated on the reverse side all of the shares of common stock, $0.01 par value, of RehabCare entitled to be voted by the undersigned at the Special Meeting of Stockholders to be held at the Piere Laclede Center, Second Floor, 7733 Forsyth Boulevard , St. Louis, Missouri, on May 26, 2011 at 9:00 a.m., local time and at any adjournments or postponements thereof. This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted “FOR” Proposals 1 and 2. The undersigned acknowledges receipt of the Notice of Special Meeting and the Joint Proxy Statement/Prospectus. Please mark, sign, date and return the Proxy Card promptly using the enclosed envelope. (SEE REVERSE SIDE TO VOTE)